SUPPLEMENT TO

CALVERT FUND OF FUNDS PROSPECTUS
(CLASS A AND CLASS C)
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

CALVERT FUND OF FUNDS PROSPECTUS
(CLASS I INSTITUTIONAL)
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Prospectus dated January 31, 2009

Date of Supplement:  May 1, 2009

The following supplements the section titled “Description of Underlying Funds – CSIF Money Market -- U.S. Treasury Department Temporary Guarantee Program for Money Market Funds” in the Prospectus (page 92 of Class A and Class C; page 73 of Class I):

The U.S. Treasury Department (“U.S. Treasury”) extended its Temporary Guarantee Program for Money Market Funds (the “Program”) for the second and final time through September 18, 2009.  The Board of Trustees of CSIF Money Market Portfolio (“CSIF Money Market” or the “Fund”) has determined that it is in the best interest of the Fund to participate in the extension of the Program.

For the extension period of May 1, 2009, through September 18, 2009, CSIF Money Market made a Program extension payment of 0.015% of its net assets as of September 19, 2008.

The Secretary of the U.S. Treasury currently has no authority to extend the Program beyond September 18, 2009.

Additional information about the Program is available at http://www.ustreas.gov.